UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on April 6, 2023, Esports Entertainment Group, Inc. (the “Company”) received a notice from The Nasdaq Stock Market LLC’s (“Nasdaq”) Hearings Panel (the “Panel”), that the Panel had granted the Company an extension until April 30, 2023, to demonstrate compliance with the $2,500,000 minimum stockholders’ equity requirement, as outlined in Listing Rule 5550(b)(1).

As a result of the transactions outlined below, the Company now has stockholders’ equity above the minimum stockholders’ equity requirement for continued listing of $2,500,000. The Company completed various transactions including the exchange of the remaining $15,230,024 in aggregate principal amount of the Company’s Senior Convertible Note outstanding into 15,230 shares of the new unsecured Series C Convertible Preferred Stock (the “Note to Preferred Stock Exchange Agreement”). The Note to Preferred Stock Exchange Agreement was consummated on April 28, 2023. The details of the Note to Preferred Stock Exchange Agreement were previously reported on Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2023.

Nasdaq will continue to monitor our ongoing compliance with the minimum stockholders’ equity requirement and, if at the time of our next periodic report our company does not evidence compliance with the minimum stockholders’ equity requirement, we may be subject to delisting. There can be no assurance that our company will be able to maintain compliance with the minimum stockholders’ equity requirement.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the ability to close the transactions contemplated by the Securities Purchase Agreement, the amount of debt for equity exchanges we will be able to effect, the conversion price, and for what period of time such exchanges will continue to occur, if at all. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, our ability to regain compliance with Nasdaq Listing Rules and stay listed on Nasdaq, our significant indebtedness, our obligations under our Senior Convertible Note, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Interim Chief Financial Officer and Controller